Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Forum Energy Technologies, Inc. Stock
Date of Purchase
04/12/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
Purchase Price
$20.00
Aggregate % of Issue Purchased by the Firm
4.29%
 Commission, Spread or Profit
$1.25
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Splunk Inc. Stock
Date of Purchase
04/18/12
Underwriter From Whom Purchased
Morgan Stanley and Company LLC
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
Purchase Price
$17.00
Aggregate % of Issue Purchased by the Firm
3.99%
 Commission, Spread or Profit
$1.19
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Tumi Holdings Inc. Stock
Date of Purchase
04/19/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
Purchase Price
$18.00
Aggregate % of Issue Purchased by the Firm
3.60%
 Commission, Spread or Profit
$1.08
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Audience, Inc. Stock
Date of Purchase
05/10/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
Purchase Price
$17.00
Aggregate % of Issue Purchased by the Firm
5.28%
 Commission, Spread or Profit
$1.19
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Altera Corporation Notes
Date of Purchase
05/01/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$99.85
Aggregate % of Issue Purchased by the Firm
1.60%
 Commission, Spread or Profit
0.60%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
BP Capital Markets PLC Notes
Date of Purchase
05/02/12
Underwriter From Whom Purchased
Credit Suisse
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
0.86%
 Commission, Spread or Profit
0.30%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Freddie Mac Multifamily Structured Pass-Through Certs.
Date of Purchase
05/03/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$101.50
Aggregate % of Issue Purchased by the Firm
1.86%
 Commission, Spread or Profit
0.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Diageo Capital PLC Notes
Date of Purchase
05/08/12
Underwriter From Whom Purchased
RBS Securities
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$99.56
Aggregate % of Issue Purchased by the Firm
2.00%
 Commission, Spread or Profit
0.30%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Diageo Capital PLC Notes
Date of Purchase
05/08/12
Underwriter From Whom Purchased
Deutsche Bank
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$99.64
Aggregate % of Issue Purchased by the Firm
2.00%
 Commission, Spread or Profit
0.40%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Republic Services Notes
Date of Purchase
05/14/12
Underwriter From Whom Purchased
Wells Fargo
Affiliated/Principal Underwriter of Syndicate
Mitsubishi UFJ Securities
Purchase Price
$99.72
Aggregate % of Issue Purchased by the Firm
1.41%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Murphy Oil Corporation Notes
Date of Purchase
05/15/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Mitsubishi UFJ Securities
Purchase Price
$99.79
Aggregate % of Issue Purchased by the Firm
1.40%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Cardinal Health Inc. Notes
Date of Purchase
05/16/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$99.83
Aggregate % of Issue Purchased by the Firm
1.00%
 Commission, Spread or Profit
0.60%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
McDonald's Corporation Notes
Date of Purchase
05/23/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$99.05
Aggregate % of Issue Purchased by the Firm
1.75%
 Commission, Spread or Profit
0.40%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
United Technologies Corp. Notes
Date of Purchase
05/24/12
Underwriter From Whom Purchased
HSBC Securities
Affiliated/Principal Underwriter of Syndicate
Mitsubishi UFJ Securities
Purchase Price
$98.77
Aggregate % of Issue Purchased by the Firm
0.57%
 Commission, Spread or Profit
0.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Eastman Chemical Company Notes
Date of Purchase
05/29/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley & Mitsubishi UFJ Securities
Purchase Price
$99.22
Aggregate % of Issue Purchased by the Firm
1.11%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Kraft Foods Group Notes
Date of Purchase
05/30/12
Underwriter From Whom Purchased
Barclays Capital
Affiliated/Principal Underwriter of Syndicate
Mitsubishi UFJ Securities
Purchase Price
$99.29
Aggregate % of Issue Purchased by the Firm
0.75%
 Commission, Spread or Profit
0.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Boston Properties LP Notes
Date of Purchase
05/31/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley & Mitsubishi UFJ Securities
Purchase Price
$99.78
Aggregate % of Issue Purchased by the Firm
0.60%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Freddie Mac Multifamily Structured Pass-Through Certs.
Date of Purchase
06/08/12
Underwriter From Whom Purchased
Wells Fargo Securities
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
Purchase Price
$101.49
Aggregate % of Issue Purchased by the Firm
0.75%
 Commission, Spread or Profit
0.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Time Warner Inc. Notes
Date of Purchase
06/08/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley & Mitsubishi UFJ Securities
Purchase Price
$99.93
Aggregate % of Issue Purchased by the Firm
1.00%
 Commission, Spread or Profit
0.88%
Fair & Reasonable Commission (Y/N) (1)
Y


(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.